SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant                                                      [  ]

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[ ]            Preliminary Proxy Statement

[ ]            Confidential, for Use of the Commission Only

(as permitted by Rule 14a-6(e)(2))                                                               [  ]

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Evergreen Variable Annuity Trust

(Name of Registrant as Specified in Its Charter)

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This proxy statement, the accompanying Notice of Special Meeting of Shareholders and the proxy card will be first sent to shareholders on or about March 15, 2010.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 15, 2010

EVERGREEN VARIABLE ANNUITY TRUST, on behalf of the following series
EVERGREEN VA CORE BOND FUND (the "Fund")

200 Berkeley Street, Boston, Massachusetts 02116-5034

TO THE SHAREHOLDERS OF THE FUND

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Fund will be held on April 15, 2010 at 10:00 a.m. Pacific time, at the offices of Wells Fargo Advantage Funds®, 525 Market Street, San Francisco, California 94105. With respect to the Fund, the purposes of the Meeting are as follows:

  To consider and act upon a new Sub-Advisory Agreement with Wells Capital Management Incorporated; and

  To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on January 15, 2010 will be entitled to vote at the Meeting to the extent described in the accompanying proxy statement.

It is hoped that you will attend the Meeting, but if you cannot do so, please complete and sign the enclosed proxy card and return it in the accompanying envelope as promptly as possible or vote by telephone or Internet. Any shareholder attending the Meeting can vote in person even though a proxy may have already been designated by the shareholder. Instructions for the proper execution of the proxy card, as well as instructions on how to vote by telephone and Internet, are set forth at the end of this proxy statement. THE BOARD OF TRUSTEES OF EVERGREEN VA CORE BOND FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE NEW SUB-ADVISORY AGREEMENT WITH WELLS CAPITAL MANAGEMENT, INCORPORATED. By Order of the Board of Trustees

MICHAEL H. KOONCE
Secretary

March 15, 2010

EVERGREEN VA CORE BOND FUND
PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of Evergreen VA Core Bond Fund (the "Fund") for a Special Meeting of Shareholders (the "Meeting") to be held at the offices of Wells Fargo Advantage Funds®, 525 Market Street, San Francisco, California 94105 on April 15, 2010 at 10:00 a.m. Pacific time. The address of the principal office of the Fund is Evergreen Investments, 200 Berkeley Street, Boston, Massachusetts 02116-5034.

This proxy statement, the accompanying Notice of Special Meeting of Shareholders and the proxy card will be first sent to shareholders on or about March 15, 2010.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 15, 2010.

You may obtain a copy of this proxy statement, the accompanying Notice of Special Meeting of Shareholders and related soliciting material without charge by visiting www.proxyonline.com/docs/evergreen.

A copy of the Fund's most recent annual report is available upon request without charge by writing to Evergreen Investments, 200 Berkeley Street, Boston, Massachusetts 02116, by calling (800) 343-2898 or by visiting the Fund's Web site at www.evergreeninvestments.com.

Proxy Solicitation

The Board of Trustees intends to bring before the Meeting the matters set forth in the accompanying notice. Holders of shares (the "Shares") of the Fund (the "Shareholders") may vote on the matters set forth in the accompanying notice. As Shares of the Fund are available only through separate accounts funding variable annuity contracts and variable life insurance policies issued by certain life insurance companies (each, an "Insurance Company" and collectively, the "Insurance Companies"), all Shareholders of the Fund are the Insurance Companies. Each Insurance Company will vote Shares of the Fund held by it in accordance with voting instructions received from variable annuity contract and variable life insurance policy owners (collectively, the "Contract Owners") for whose accounts the Shares are held. Accordingly, this proxy statement is intended to be used by each Insurance Company in obtaining these voting instructions from Contract Owners. In the event that a Contract Owner does not sign or return a voting instructions card specifying a choice, the relevant Insurance Company will vote the Shares of the Fund attributable to the Contract Owner in the same proportion as Shares of the Fund for which it has received instructions. One effect of this system of proportional voting is that, if only a small number of Contract Owners provide voting instructions, this small number of Contract Owners may determine the outcome of a vote for the Fund.

If you are a Shareholder, you may submit the enclosed proxy card by mail, vote by telephone or the Internet, or attend the Meeting in person. Please call (866) 342-1635 for directions on how to attend the Meeting and vote in person. Shareholders may revoke a proxy prior to the Meeting by giving timely written notice of such revocation to the Fund at the address above, by submitting a subsequent proxy timely and in accordance with the methods prescribed by this proxy statement, or by attending the Meeting and voting in person.

If you are a Contract Owner, you may provide instructions by submitting the enclosed voting instructions card by mail, or you may provide instructions by telephone or the Internet. When a Contract Owner completes and signs his/her voting instructions card, the applicable Insurance Company will vote on his/her behalf at the Meeting (or any adjournments thereof) exactly as the Contract Owner has indicated. If a Contract Owner returns a signed voting instructions card but no choice is specified, it will be treated as an instruction to vote IN FAVOR OF the proposal. If any other matters are properly presented at the Meeting for action, the persons named as proxies will vote in accordance with the views of management of the Fund. Any Contract Owner who has returned a properly executed voting instructions card has the right to revoke it before the Meeting by written notice to the applicable Insurance Company. A voting instructions card may also be revoked by executing a later dated and properly executed voting instructions card, which is received by the time of the Meeting.

The Fund's Amended and Restated Agreement and Declaration of Trust (the "Declaration") provides that the holders of twenty-five percent (25%) of the Shares issued and outstanding, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting (although a larger percentage is required for the approval of the proposals). With regard to the new Sub-Advisory Agreement with Wells Capital Management, Incorporated ("Wells Capital"), votes may be cast IN FAVOR OF or AGAINST the proposed agreement or you may ABSTAIN from voting. Abstentions, broker non-votes (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or other persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and votes that are withheld will count for purposes of determining whether a quorum is present but will have the effect of a vote against the new Sub-Advisory Agreement with Wells Capital. Shares attributable to amounts retained by each Insurance Company will be voted in the same proportion as voting instructions received from Contract Owners. Accordingly, there are not expected to be any broker non-votes.

The approval of the new Sub-Advisory Agreement with Wells Capital requires the affirmative vote of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act defines the vote of a majority of the outstanding voting securities of the Fund to mean the affirmative vote of the lesser of (a) 67% or more of the Shares of the Fund present at the meeting, if more than 50% of the outstanding Shares of the Fund are present in person or by proxy at the Meeting, or (b) more than 50% of the outstanding Shares of the Fund.

In the event a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote in favor of an adjournment those votes that may be voted in favor of the proposal. The persons named as proxies will vote against any such adjournment those votes marked against the proposal. The Meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the Shares represented at the Meeting, either in person or by proxy; or by the chair of the Meeting, in his or her discretion. Abstentions and broker non-votes will not be voted on a motion to adjourn.

Any proposal for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal. In certain circumstances in which a Fund has received sufficient votes to approve a matter being recommended for approval by the Fund's Board of Trustees, the Fund may request that brokers and nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal.

Evergreen Investment Management Company, LLC ("EIMC") will bear the costs associated with this proxy statement.  Solicitation may be undertaken by mail, telephone, facsimile and personal contact. EIMC has engaged the Altman Group to solicit proxies from Shareholders for a fee of approximately $5,000.

Voting Securities and Principal Holders Thereof

Shareholders of record at the close of business on January 15, 2010 are entitled to vote at the Meeting or any adjournment thereof to the extent set forth in this proxy statement. As of January 15, 2010, the Fund had the following number of Shares outstanding:

Fund	Number of Outstanding Shares
Evergreen VA Core Bond Fund - Class 1	10,383
Evergreen VA Core Bond Fund - Class 2	3,627,008

Each Shareholder is entitled to one vote for each Share, and a fractional vote for each fraction of a Share, as to any matter on which the Share is entitled to vote. Shares of all classes of the Fund vote together as a single class.

Please see Exhibit A for a list of persons reflected on the books and records of the Fund as owning beneficially 5% or more of the outstanding Shares of any class of the Fund as of January 15, 2010.

As of January 15, 2010, the officers and Trustees of the Fund as a group beneficially owned in the aggregate less than 1.00% of each class of Shares of the Fund and less than 1.00% of the outstanding securities of Wells Fargo & Company ("Wells Fargo"), parent of EIMC, the Fund's investment advisor, and Wells Capital, the Fund's sub-advisor. Richard K. Wagoner, a member of the Board of Trustees of the Fund, is an "interested person" of the Evergreen funds, as defined in Section 2(a)(19) of the 1940 Act, because he and members of his immediate family owned approximately 7,414 shares of Wells Fargo common stock as of January 1, 2010.

I. APPROVAL OF NEW SUB-ADVISORY AGREEMENT WITH WELLS CAPITAL MANAGEMENT, INCORPORATED (PROPOSAL 1)

On September 24, 2009, the Trustees of Evergreen Variable Annuity Trust (the "Trust"), including all of the Trustees who are not "interested persons" (as that term is defined in the 1940 Act) of the Fund, EIMC, Tattersall Advisory Group, Inc. ("TAG"), or Wells Capital (the "Independent Trustees"), met in person to consider renewing the then-existing Investment Sub-Advisory Agreement dated February 12, 2009 between EIMC and TAG with respect to the Fund (the "Prior Sub-Advisory Agreement"). At that Meeting, the Board of Trustees of the Trust, including the Independent Trustees, approved the renewal of the Prior Sub-Advisory Agreement through November 30, 2009.

EIMC subsequently proposed to the Trustees the retention of Wells Capital as sub-advisor to the Fund following the termination of the Prior Sub-Advisory Agreement. On November 18, 2009, the Trustees, including all of the Independent Trustees, approved an Interim Sub-Advisory Agreement among EIMC, Wells Capital and the Trust with respect to the Fund, which became effective on December 1, 2009 and that could remain in effect until the earlier of April 29, 2010 (the "Interim Sub-Advisory Agreement") or until a new sub-advisory agreement among the same parties is approved by Shareholders. At the same meeting, the Trustees, including all of the Independent Trustees, also approved a new Sub-Advisory Agreement between the Trust, EIMC and Wells Capital with respect to the Fund, to become effective upon approval by Shareholders (the "New Sub-Advisory Agreement"). If Shareholders approve the New Sub-Advisory Agreement for the Fund, the New Sub-Advisory Agreement will take effect and remain in effect until its termination.

The Board of Trustees of the Trust, including the Independent Trustees, approved the New Sub-Advisory Agreement and recommend that you vote FOR the approval of the New Sub-Advisory Agreement for the Fund.

Interim Sub-Advisory Agreement

The Interim Sub-Advisory Agreement became effective on December 1, 2009 and provides that it will terminate no later than April 29, 2010. The Interim Sub-Advisory Agreement is identical to the New Sub-Advisory Agreement, except for its date, the provisions regarding the term of the contract, and the sub-advisory fee schedule, as discussed below in the section entitled "Comparison of Prior and New Sub-Advisory Agreements." Under the Interim Sub-Advisory Agreement, Wells Capital does not receive a sub-advisory fee with respect to the Fund; neither did TAG under the Prior Sub-Advisory Agreement.

Comparison of Prior and New Sub-Advisory Agreements

The New Sub-Advisory Agreement for the Fund contains terms that are similar to those of the Prior Sub-Advisory Agreement between TAG, EIMC and the Trust on behalf of the Fund. The terms of the New Sub-Advisory Agreement and Prior Sub-Advisory Agreement are described generally below, but are qualified entirely by reference to the New Sub-Advisory Agreement and Prior Sub-Advisory Agreement. Please refer to Exhibit B for a form of the New Sub-Advisory Agreement and the Prior Sub-Advisory Agreement.

The Prior Sub-Advisory Agreement was last approved by the Board of Trustees of the Trust, including the Independent Trustees, on September 24, 2009, and was last approved by shareholders on February 12, 2009  in connection with a change in control of TAG. Under the Prior Sub-Advisory Agreement, subject to the supervision of the Board of Trustees and EIMC, TAG was responsible for the day-to-day investment and reinvestment of the Fund's portfolio or a portion thereof.

Pursuant to the Prior Sub-Advisory Agreement, TAG did not receive a sub-advisory fee with respect to the Fund.

Pursuant to the New Sub-Advisory Agreement, Wells Capital is responsible, subject to oversight by EIMC and the Board of Trustees, for managing the investment and reinvestment of all of the assets of the Fund in a manner consistent with the Fund's investment objective, policies and restrictions, and applicable federal and state law. As such, Wells Capital has full discretion and is authorized to place orders, issue instructions, and select broker-dealers for the purchase and sale of securities and other investment assets of the Fund. Wells Capital does not receive a fee for providing services under the Interim Sub-Advisory Agreement. However, if Shareholders approve the New Sub-Advisory Agreement, Wells Capital will receive from EIMC (and not the Fund) a sub-advisory fee at the annual rate of 0.20% of the first $100 million, 0.175% of the next $200 million, 0.15% of the next $200 million, and 0.10% of amounts over $500 million of the aggregate average daily net assets of the Fund. If shareholders approve the New Sub-Advisory Agreement, there will be no change in the total amount paid by shareholders for advisory services since the sub-advisory fee paid to Wells Capital is to be paid by EIMC and not the Fund.

Had the proposed fee rates been in effect during the most recent fiscal year, EIMC would have paid Wells Capital the following amount:

Fund	Sub-Advisory Fees
Evergreen VA Core Bond Fund	$59,339

The Prior Sub-Advisory Agreement could have been terminated without payment of any penalty by the Trustees, or by a majority vote of the outstanding shares of the Fund upon 60 days' prior written notice to TAG, or by TAG upon 90 days' prior written notice to EIMC, or upon shorter notice as may have been mutually agreed upon. The New Sub-Advisory Agreement may be terminated at any time, without payment of any penalty, by the Trustees, or by a majority vote of the Fund's outstanding voting securities, or by EIMC or Wells Capital upon 60 days' written notice to the other party. Notice may be waived by the party entitled to receipt thereof. The New Sub-Advisory Agreement may also be terminated immediately by EIMC, Wells Capital or the Trust in the event that a respective party: (i) breaches a material term of the New Sub-Advisory Agreement; or (ii) commits a material violation of any governing law or regulation; or (iii) engages in conduct that would have a material adverse effect upon the reputation or business prospects of a party. Both the Prior and New Sub-Advisory Agreements also provide for automatic termination in the event of their "assignment" as such term is defined in the 1940 Act.

The Prior Sub-Advisory Agreement with TAG with respect to the Fund provided that absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations, TAG would not be liable for any act or omission in the course of, or connected with, rendering services, or for any losses that may have been sustained in the purchase, holding or sale of any security.

The New Sub-Advisory Agreement provides that Wells Capital shall not be liable for any mistake in judgment. The New Sub-Advisory Agreement further provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties thereunder on the part of Wells Capital or any of its officers, directors, employees or agents, Wells Capital shall not be subject to liability to EIMC, to the Trust, or to any shareholders in the Trust for any act or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Notwithstanding the foregoing, Wells Capital shall be responsible for the accuracy and completeness (and liable for the lack thereof) of the statements and data furnished by Wells Capital for use by EIMC in the Fund's offering materials (including the prospectus, the statement of additional information, advertising and sales materials) and any proxy statements that pertain to Wells Capital, the portfolio managers of the Fund and the investment of the Fund's assets.

Trustees' Considerations

Each year, the Evergreen funds' Board of Trustees determines whether to approve the continuation of the Fund's investment advisory arrangements.  In September 2009, the Trustees, including a majority of the Independent Trustees, approved the continuation of the investment advisory agreement and the Prior Sub-Advisory Agreement for the Fund.  At that time, EIMC served as investment adviser, and TAG served as investment sub-adviser, to the Fund.

At their September 2009 meetings, the Trustees approved the continuation of the Fund's investment advisory agreement for a period of one year. However, in light of the potential for the departure of key investment personnel at TAG and the possibility that EIMC would propose that a new sub-advisor be retained on behalf of the Fund, the Trustees approved the continuation of the Prior Sub-Advisory Agreement only until November 30, 2009.

In November 2009, EIMC recommended that the Trustees approve Interim and New Sub-Advisory Agreements for the Fund, under which Wells Capital would serve as sub-adviser, replacing TAG.  This was due in large part to the expected departure of key personnel from TAG.  On November 18, 2009, the Board of Trustees approved an Interim Sub-Advisory Agreement, effective December 1, 2009, under which Wells Capital would serve as sub-adviser to the Fund for up to 150 days.  The Trustees also approved a New Sub-Advisory Agreement, which would become effective upon Shareholder approval, and recommended that Shareholders of the Fund approve the New Sub-Advisory Agreement at meetings expected to be held in early 2010.

In considering whether to approve the Interim and New Sub-Advisory Agreements, the Trustees took into account that they had recently approved the annual continuation of the Fund's existing investment advisory agreement and the Prior Sub-Advisory Agreement in September 2009. (A description of the Trustees' process for considering, and conclusions regarding, the Evergreen funds' investment advisory and sub-advisory agreements generally, is attached as Exhibit C.)  The Trustees noted that EIMC would remain the investment adviser to the Fund, with overall responsibility to the Fund for its investment program.  The Trustees reviewed the terms of the Interim Sub-Advisory Agreement, noting that the terms were generally identical to those of the Prior Sub-Advisory agreement then in effect (but for provisions required by law to be included in the interim agreement).  They also reviewed the terms of the New Sub-Advisory Agreement, noting that, while there were certain differences between the New Sub-Advisory Agreement and the Prior Sub-Advisory Agreement then in place with TAG, the differences (which are described above) should not be seen to affect the advisability of entering into the Interim Sub-Advisory agreement with Wells Capital.

The Trustees considered information about the groups within Wells Capital proposed to provide sub-advisory services to the Fund, considering the experience of the investment professionals, the resources available to them, and their experience and track records managing similar portfolios, among other things.  The Trustees discussed Wells Capital with Wells Fargo Funds Management, LLC's Chief Investment Officer for fixed income, who was responsible for oversight of TAG and the fixed income investment teams within Wells Capital.  During these discussions and in the course of their review of information, the Trustees considered the fees to be paid under the Interim and New Sub-Advisory Agreements, the nature and quality of services that the Fund received from TAG and might expect to receive from Wells Capital, and the relative stability of the TAG and Wells Capital organizations, as well as other matters that the Trustees considered to have a bearing upon the agreements.  It was noted that EIMC committed that the Fund would not bear the expense related to soliciting Shareholder approval for the New Sub-Advisory Agreement.

Based on the foregoing, the Fund's Board of Trustees approved the Interim and New Sub-Advisory Agreements with Wells Capital, and recommended that Shareholders approve the New Sub-Advisory Agreement so that the Fund may continue to receive investment sub-advisory services from Wells Capital.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY APPROVED THE NEW SUB-ADVISORY AGREEMENT IN RESPECT OF THE FUND AND RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE FOR THE APPROVAL OF THE FUND'S NEW SUB-ADVISORY AGREEMENT.

Principal Executive Officers and Directors of Wells Capital

Wells Capital, an indirect wholly-owned subsidiary of Wells Fargo, is located at 525 Market Street, San Francisco, California 94105. Wells Fargo is located at 420 Montgomery Street, San Francisco, California 94163. The following is a list of Wells Capital's principal executive officers and directors. The address of each officer and director is Wells Capital, 525 Market Street, San Francisco, California 94105.

Robert Bissell, President
Kirk Hartman, Chief Investment Officer
Mai Shiver, Director and Chief Compliance Officer
Karen Norton, Chief Administrative Officer and Chief Operating Officer
James Paulsen, Chief Investment Strategist
Amru Khan, Vice President, Sales and Marketing
William Timoney, Vice President
Sallie Squire, Director, Professional and Corporate Development
Francis Baranko, Director, Equity
David Germany, Director, Fixed Income
Mari Canas, Chief Technology Officer

Similar Funds Managed by Wells Capital

Wells Capital also serves as investment sub-adviser to the following Wells Fargo Advantage Funds, which have investment objectives and principal investment strategies similar to those of the Fund, at the fee rates set forth below:

Name of Fund	Net Assets	Sub-Advisory Fee Rate		Fee Waivers and Reimbursements
Wells Fargo Advantage Total Return Bond Portfolio	$1,961,888,535[1]	First $100M Next $200M Next $200M Over $500M	0.20% 0.175% 0.15% 0.10%	$0
Wells Fargo Advantage Income Plus Fund	$424,896,369[2]	First $100M Next $200M Next $200M Over $500M	0.20% 0.175% 0.15% 0.10%	$0
1	Net assets listed for the Portfolio are as of May 31, 2009.
2	Net assets for the Fund are as of December 31, 2009.

Service Providers

Affiliated Service Providers

Investment Advisor and Administrator. EIMC currently serves as both the Fund's investment advisor and administrator. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. EIMC is a subsidiary of Wells Fargo. For the Fund's most recent fiscal year, the Fund paid the following in adminstrative services fees:

Fund	Administrative Fees Paid
Evergreen VA Core Bond Fund	$29,670

For the Fund's most recent fiscal year, the Fund paid the following in advisory services fees:

Fund	Advisory Fees Paid	Advisory Fees Waived
Evergreen VA Core Bond Fund	$94,943	$0

Principal Underwriter/Distributor. Evergreen Investment Services, Inc. ("EIS"), a subsidiary of Wells Fargo and an affiliate of the Fund and EIMC, formerly served as the distributor and principal underwriter of the Fund and is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Wells Fargo Funds Distributor, LLC ("WFFD"), also a subsidiary of Wells Fargo and an affiliate of the Fund, currently serves as the Fund's distributor and principal underwriter. WFFD is located at 525 Market Street, San Francisco, California 94105.

Below are the 12b-1 fees paid by the Fund to EIS for the most recent fiscal year. Class 1 shares do not pay 12b-1 fees.

Service Fees
Evergreen VA Core Bond Fund
Class 2	$73,963

Transfer Agent. Evergreen Service Company, LLC ("ESC"), P.O. Box 8400, Boston, Massachusetts 02266-8400, a subsidiary of Wells Fargo and an affiliate of the Fund and EIMC, is the Fund's transfer agent. For the most recent fiscal year, the Fund paid ESC the following in transfer agency fees:

Fund	Transfer Agency Fees Paid
Evergreen VA Core Bond Fund	$51

It is anticipated that each of the above referenced service providers will continue to provide the services identified after the New Sub-Advisory Agreement is approved.

SIMULTANEOUS MEETINGS

The special meeting of Shareholders for the Fund are scheduled to be held at the same time as the meetings of shareholders of certain other Evergreen funds. It is anticipated that all meetings will be held simultaneously, however, if any Shareholder objects to simultaneous meetings and motions for an adjournment of a Fund's meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

Other Business

As of the date of this proxy statement, with respect to the Fund, neither the Fund's officers nor EIMC are aware of any other business to come before the Meeting other than as set forth in the Notice of Special Meeting of Shareholders. If any other business is properly brought before the Meeting, or any adjournment thereof, the persons named as proxies in the enclosed proxy card will vote in accordance with the views of management of the Fund.

REQUIRED VOTE FOR PROPOSAL 1

With respect to the Fund, approval of the new Sub-Advisory Agreement with Wells Cap requires the affirmative vote of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act. The 1940 Act defines the vote of a majority of the oustanding voting securities of the Fund to mean the affirmative vote of the lesser of (a) 67% or more of the Shares of the Fund present at the meeting, if more than 50% of the outstanding Shares of the Fund are present in person or by proxy at the Meeting, or (b) more than 50% of the outstanding Shares of the Fund.

A Shareholder or Contract Owner who objects to any proposal will not be entitled under either Delaware law or the Declaration of Trust to demand payment for, or an appraisal of, his or her Shares.

Notice

With respect to the Fund, a Certificate of Trust in respect of the Fund is on file with the Secretary of the State of Delaware. As provided in the Fund's Declaration, the obligations of any instrument made or issued by any Trustee or Trustees or by any officer or officers of the Fund are not binding upon any of them or the Shareholders individually, but are binding only upon the assets and property of the Fund.

Shareholder Proposals

The Fund is not generally required to hold annual or special meetings of Shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent Shareholders' meeting of the Fund should send their written proposals to the Secretary of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116-5034, a reasonable time before the Fund finalizes its proxy statement for its next meeting of Shareholders.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE NEW SUB-ADVISORY AGREEMENT WITH WELLS CAPITAL MANAGEMENT INCORPORATED.

Michael H. Koonce, Secretary

March 15, 2010

Instructions for Executing Proxy Card/Voting Instructions Card

The following general rules for signing proxy cards/voting instructions cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote/instructions if you fail to sign your proxy card/voting instructions card properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card/voting instructions card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card/voting instructions card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card/voting instructions card should be indicated unless it is reflected in the form of Registration. For example:

REGISTRATION CORPORATE ACCOUNTS	VALID SIGNATURE
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe, Trustee
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

After completing your proxy card/voting instructions card, return it in the enclosed postage-paid envelope. If you are a Shareholder and have any questions about voting, please call the Altman Group, our proxy solicitor, at (866) 342-1635 (toll free). If you are a Contract Owner and have any questions about voting, please contact your Insurance Company.

Other Ways to Vote Your Proxy

VOTE BY TELEPHONE:

  Read the proxy statement and have your proxy card at hand.

  Call the toll-free number on your proxy card.

VOTE BY INTERNET:

  Read the proxy statement and have your proxy card at hand.

  Go to the Web site indicated on your proxy card and follow the voting instructions.

The Internet and telephone voting procedures are designed to authenticate Shareholder identities, to allow Shareholders to give their voting instructions, and to confirm that Shareholders' instructions have been recorded properly. Please note that, although there is no charge to you for voting by telephone or electronically through the Internet associated with this proxy statement, there may be costs associated with electronic access, such as usage charges from Internet service providers and telephone companies, that must be borne by the Shareholders.

Exhibit A

PRINCIPAL HOLDERS OF FUND SHARES

Name and Address of Shareholder	Class	Number of Shares	Percentage of Shares of Class
Evergreen Funding Company, LLC AttN; Lori Gibson, NC1195 401 S Tryon Street, Suite 500 Charlotte, NC 28288-0001	1	10,382.5990	100%
AEL VA Core Bond Fund Class 2 1479 AXP Financial Center Minneapolis, MN 55474-0001	2	3,627,008	100%

Exhibit B

SUB-ADVISORY AGREEMENTS

A)  PRIOR SUB-ADVISORY AGREEMENT

AGREEMENT made this 12th day of February, 2009, by and between Evergreen Investment Management Company, LLC (the "Adviser"), and Tattersall Advisory Group, Inc. (the "Sub-adviser").

WHEREAS, the Adviser serves as investment adviser to the Evergreen Variable Annuity Trust (the "Trust"), a Delaware business trust which has filed a registration statement under the Investment Company Act of 1940, as amended (the "1940 Act") and the Securities Act of 1933 (the "Registration Statement"); and

WHEREAS, the Trust is comprised of several separate investment portfolios; and

WHEREAS, the Adviser desires to avail itself of the services, advice and assistance of the Sub-adviser to assist the Adviser in providing investment advisory services to the Funds listed on the attached Schedule A, as amended from time to time; and

WHEREAS, the Sub-adviser is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), is engaged in the business of rendering investment advisory services to investment companies and other institutional clients and desires to provide such services to the Adviser;

NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follow:

1. Employment of the Sub-adviser. The Adviser hereby employs the Sub-adviser to manage the investment and reinvestment of the Fund's assets, subject to the control and direction of the Trust's Board of Trustees, for the period and on the terms hereinafter set forth. The Sub-adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Adviser, the Fund or the Trust in any way. The Sub-adviser may execute Fund documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its providing advisory services to the Fund.

2. Obligations of Services to be provided by the Sub-adviser. The Sub-adviser undertakes to provide the following services and to assume the following obligations:

a. The Sub-adviser shall manage the investment and reinvestment of the portfolio assets of the Fund, all without prior consultation with the Adviser, subject to and in accordance with (i) the investment objective and policies of the Fund set forth in the Fund's Prospectus and Statement of Additional Information as from time to time in effect (the "Governing Documents"), (ii) the requirements applicable to registered investment companies under applicable laws, including without limitation the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and (iii) any written instructions which the Adviser or the Trust's Board of Trustees may issue from time-to-time. The Sub-adviser also agrees to conduct its activities hereunder in accordance with any applicable procedures or policies adopted by the Trust's Board of Trustees as from time to time in effect (the "Procedures"). The Adviser has provided to the Sub-adviser copies of all Governing Documents and Procedures and shall promptly provide to the Sub-adviser any amendments or supplements thereto. Subject to and in pursuance of the foregoing, the Sub-adviser shall make all determinations with respect to the purchase and sale of portfolio securities and shall take such action necessary to implement the same. The Sub-adviser shall render such reports to the Trust's Board of Trustees and the Adviser as they may reasonably request concerning the investment activities of the Fund. Unless the Adviser gives the Sub-adviser written instructions to the contrary, the Sub-adviser shall, in good faith and in a manner which it reasonably believes best serves the interests of the Fund's shareholders, direct the Fund's custodian as to how to vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of securities held in the Fund.

b. Absent instructions of the Adviser to the contrary, the Sub-adviser shall, in the name of the Fund, place orders for the execution of portfolio transactions with or through such brokers, dealers or other financial institutions as it may select. The Sub-adviser shall use its best efforts to obtain best execution on all portfolio transactions executed on behalf of the Fund, provided that, so long as the Sub-adviser has complied with Section 28(e) of the Securities Exchange Act of 1934, the Sub-adviser may cause the Fund to pay a commission on a transaction in excess of the amount of commission another broker-dealer would have charged.

c. In connection with the placement of orders for the execution of the portfolio transactions of the Fund, the Sub-adviser shall create and maintain all records pertaining to the purchase and sale of securities by the Sub-adviser on behalf of the Fund required by Rule 31a-1(b)(5) and (9) under the 1940 Act. All such records shall be the property of the Trust and shall be available for inspection and use by the Securities and Exchange Commission ("SEC"), the Trust, the Adviser or any person retained by the Trust at all reasonable times. Where applicable, such records shall be maintained by the Sub-adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

d. The Sub-adviser shall bear its expenses of providing services pursuant to this Agreement.

3. Compensation of the Sub-adviser. In full consideration of services rendered pursuant to this Agreement, the Adviser will pay the Sub-adviser a fee at the annual rate set forth in Schedule B hereto of the value of the Fund's average daily net assets. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Sub-adviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Sub-adviser, the value of the Fund's net assets shall be computed at the times and in the manner determined by the Trust's Board of Trustees and set forth in the Governing Documents.

4. Other Activities of the Sub-adviser. The services of the Sub-adviser hereunder are not to be deemed exclusive, and the Sub-adviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired.

5. Use of Names. The Adviser shall not use the name of the Sub-adviser or any of its affiliates in any prospectus, sales literature or other material relating to the Trust or the Fund in any manner not approved prior thereto by the Sub-adviser; provided, however, that the Adviser may use the name of the Sub-adviser and its affiliates in any such material that merely refers in accurate terms to the Sub-adviser's appointment hereunder. The Sub-adviser shall not use the name of the Trust or the Adviser in any material relating to the Sub-adviser in any manner not approved prior thereto by the Adviser; provided, however, that the Sub-adviser may use the name of the Adviser or the Trust in any material that merely refers in accurate terms to the appointment of the Sub-adviser hereunder.

6. Liability of the Sub-adviser. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Sub-adviser, the Sub-adviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Subject to the foregoing, nothing herein shall constitute a waiver of any rights or remedies that the Trust may have under any federal or state securities laws.

7. Limitation of Trust's Liability. The Sub-adviser acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Agreement and Declaration of Trust. The Sub-adviser agrees that any of the Trust's obligations shall be limited to the assets of the Fund and that the Sub-adviser shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any Trust officer, employee or agent of the Trust.

8. Renewal, Termination and Amendment. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, until September 30, 2009, and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance is specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any such party, cast in accordance with the provisions of the 1940 Act. This Agreement may be terminated at any time without payment of any penalty, by the Trust's Board of Trustees, or by a vote of a majority of the outstanding voting securities of the Fund upon 60 days prior written notice to the Sub-adviser or by the Sub-adviser upon 90 days prior written notice to the Adviser, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Management Agreement between the Adviser and the Trust. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act. This Agreement may be amended at any time by the Sub-adviser and the Adviser, subject to approval by the Trust's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of a majority of the Fund's outstanding voting securities.

9. Confidential Relationship. Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation. The Adviser hereby consents to the disclosure to third parties of investment results and other data of the Fund in connection with providing composite investment results and related information of the Sub-adviser.

10. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statue, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

11. Miscellaneous. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the Commonwealth of Massachusetts. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on the parties.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

By: /s/ Brian J. Montana
Name: Brian J. Montana
Title: Vice President

TATTERSALL INVESTMENT GROUP, INC.

By: /s/ Michael H. Koonce
Name: Michael H. Koonce
Title: Senior Vice President

SCHEDULE A
As of February 12, 2009

EVERGREEN VARIABLE ANNUITY TRUST, on behalf of each of the following series:
Evergreen VA Core Bond Fund

SCHEDULE B
As of February 12, 2009

As compensation for the Sub-adviser's services to each Fund during the period of this Agreement, the Adviser will pay to the Sub-adviser a fee at the annual rate of:

I. Evergreen VA Core Bond Fund
The Fund pays no fees for sub-advisor's services.

B)  INTERIM SUB-ADVISORY AGREEMENT

INTERIM SUB-ADVISORY AGREEMENT AMONG EVERGREEN VARIABLE ANNUITY TRUST, EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC AND WELLS CAPITAL MANAGEMENT INCORPORATED

This AGREEMENT is made as of this 1st day of December, 2009, by and among Evergreen Variable Annuity Trust (the "Trust"), a statutory trust organized under the laws of the State of Delaware with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116, Evergreen Investment Management Company, LLC (the "Adviser"), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116, and Wells Capital Management Incorporated (the "Sub-Adviser"), a corporation organized under the laws of the State of California, with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105.

WHEREAS, the Adviser and the Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Trust is engaged in business as an open-end investment company with one or more series of shares and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Trust's Board of Trustees (the "Board") has engaged the Adviser to perform investment advisory services for each series of the Trust under the terms of an investment advisory and management agreement, dated February 12, 2009, between the Adviser and the Trust (the "Advisory Agreement"); and

WHEREAS, the Adviser has retained Tattersall Advisory Group, Inc. [and First International Advisors, LLC (for Evergreen Core Plus Bond Fund only)] to provide sub-advisory services to the series of the Trust listed in Appendix A hereto as it may be amended from time to time pursuant to a Sub-Advisory Agreement dated February 12, 2009 (the "Previous Sub-Advisory Agreement"); and

WHEREAS, each of the Previous Sub-Advisory Agreement terminated on November 30, 2009 because its continuance beyond that date was not approved by the Board; and

WHEREAS, the Adviser, acting pursuant to the Advisory Agreement, wishes to retain the Sub-Adviser, and the Board has approved the retention of the Sub-Adviser, to provide investment advisory services to the series of the Trust listed in Appendix A hereto as it may be amended from time to time (the "Fund"), and the Sub-Adviser is willing to provide those services on the terms and conditions set forth in this Agreement.

NOW THEREFORE, the Trust, the Adviser and Sub-Adviser agree as follows:

Section 1. Appointment of Sub-Adviser. The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended or supplemented from time to time, By-Laws (if any) and Registration Statement filed with the Securities and Exchange Commission (the "Commission") under the 1940 Act and the Securities Act of 1933, as amended (the "Securities Act"), including any representations made in the prospectus and statement of additional information relating to the Fund contained therein and as may be amended or supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Board.

Subject to the direction and control of the Board, the Adviser manages the investment and reinvestment of the assets of the Fund and provides for certain management and other services as specified in the Advisory Agreement.

Subject to the direction and control of the Board and the Adviser, the Sub-Adviser shall manage the investment and reinvestment of the assets of the Fund as specified in this Agreement, and shall provide the management and other services specified below in Section 2(a), all in such manner and to such extent as may be directed in writing from time to time by the Adviser. Notwithstanding anything in this Agreement to the contrary, the Adviser shall be responsible for compliance with any statute, rule, regulation, guideline or investment restriction that applies to the Fund's investment portfolio and the Sub-Adviser's responsibility and liability shall be limited to following any written instruction the Sub-Adviser receives from the Adviser.

The investment authority granted to the Sub-Adviser shall include the authority to exercise whatever powers the Trust may possess with respect to any of its assets held by the Fund, including, but not limited to, the power to exercise rights, options, warrants, conversion privileges, redemption privileges, and to tender securities pursuant to a tender offer. The Sub-Adviser shall not, however, be responsible for voting proxies, for participating in class actions and/or other legal proceedings on behalf of the Fund, but will provide such assistance as is reasonably requested in writing by the Adviser.

Section 2. Duties, Representations and Warranties of the Sub-Adviser.

(a) The Sub-Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the Fund. To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Fund. In all purchases, sales and other transactions in securities and other assets for the Fund, the Sub-Adviser is authorized to exercise full discretion and act for the Trust and instruct the Fund's custodian (the "Custodian") in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

The Sub-Adviser acknowledges that the Fund and other mutual funds and investment companies advised by the Adviser (collectively, the "fund complex") may engage in transactions with certain sub-advisers in the fund complex (and their affiliated persons) in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act. Accordingly, the Sub-Adviser hereby agrees that it will not consult with any other sub-adviser of a fund in the fund complex, or an affiliated person of a sub-adviser, concerning transactions for a fund in securities or other fund assets. With respect to a multi-managed Fund, the Sub-Adviser shall be limited to managing only the discrete portion of the Fund's portfolio as may be determined from time-to-time by the Board or the Adviser, and shall not consult with any other sub-adviser as to any other portion of the Fund's portfolio concerning transactions for the Fund in securities or other Fund assets.

(b) Following the close of each calendar quarter, the Sub-Adviser will report to the Board regarding the investment performance of the Fund since the prior report, and will also keep the Board informed of important developments known by it to affect the Trust, the Fund and the Sub-Adviser, and on its own initiative will furnish the Board and the Adviser from time to time with such information as the Sub-Adviser, in its sole discretion, believes appropriate, whether concerning the individual companies whose securities are held by a Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Fund maintains investments. The Sub-Adviser will also furnish the Board and the Adviser with such statistical and analytical information with respect to securities held by the Fund as the Sub-Adviser, in its sole discretion, believes appropriate or as the Board or the Adviser may reasonably request in writing.

The Sub-Adviser shall promptly notify the Adviser of (i) any material changes regarding the Sub-Adviser that would impact disclosure in the Trust's Registration Statement or the Sub-Adviser's ability to perform its obligations hereunder, or (ii) any material violation of any requirement, provision, policy or restriction that the Sub-Adviser is required to comply with under Section 6 of this Agreement. The Sub-Adviser shall, within two business days, notify both the Adviser and the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Adviser, the Fund or the Trust. The Sub-Adviser, upon the written request of the Custodian, shall reasonably cooperate with the Custodian in the Custodian's processing of class actions or other legal proceedings relating to the holdings (historical and/or current) of the Fund.

(c) The Sub-Adviser may from time to time employ or sub-contract the services of certain persons as the Sub-Adviser believes to be appropriate or necessary to assist in the execution of the Sub-Adviser's duties hereunder; provided, however, that the employment of or sub-contracting to any such person shall not relieve the Sub-Adviser of its responsibilities or liabilities hereunder. The cost of performance of such duties shall be borne and paid by the Sub-Adviser. No obligation may be imposed on the Trust in any such respect.

The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the execution of its duties and obligations hereunder. The appropriate personnel of the Sub-Adviser will be made available to consult with the Adviser, the Trust and the Board at reasonable times and upon reasonable notice concerning the business of the Trust.

(d) The Sub-Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. Upon the Trust's reasonable request, the Sub-Adviser also shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all other documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be prepared and maintained by the Trust. The books and records required to be maintained by the Trust which are in the possession of the Sub-Adviser shall be the property of the Trust; provided, however, that if the Sub-Adviser also is required to prepare and maintain any such books and records to satisfy its own recordkeeping requirements, such books and records shall constitute the property of each of the Trust and the Sub-Adviser. The Trust, or the Trust's authorized representatives (including the Adviser), shall have access to such books and records at all times during the Sub-Adviser's normal business hours. Upon the reasonable written request of the Trust, copies of any such books and records shall be provided promptly by the Sub-Adviser to the Trust or the Trust's authorized representatives.

(e) The Sub-Adviser represents and warrants to the Adviser and the Trust that: (i) the retention of the Sub-Adviser as contemplated by this Agreement is authorized by the Sub-Adviser's governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which the Sub-Adviser or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of the Sub-Adviser and when executed and delivered by the Sub-Adviser will be the legal, valid and binding obligation of the Sub-Adviser, enforceable against the Sub-Adviser in accordance with the terms hereof, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) if Sub-Adviser furnishes to Adviser or the Trust the Sub-Adviser's composite performance record for inclusion in Fund documents, (A) any composite performance record of the Sub-Adviser's executive officers furnished to the Adviser and the Trust in writing prior to the date hereof (the "Data") is true and correct, and has been prepared in accordance with applicable laws, rules, regulations, interpretations and in accordance with industry guidelines and standards with respect to standardized performance information; (B) there is no information material to an understanding of the Data which the Sub-Adviser has not provided in writing to the Adviser prior to the date hereof; (C) the accounts included in the Data include all fully discretionary accounts managed by the Sub-Adviser's executive officers designated to act as portfolio managers of the Fund over the period covered that have investment objectives, policies and strategies that are substantially similar to those that will be followed by the Fund as approved by the Board; (D) the Sub-Adviser has the right, free from any legal or contractual restrictions thereon, to the use, reproduction, and incorporation of the Data in the public disclosure or marketing materials of the Fund, including the prospectus and the statement of additional information and any proxy statements (the "Public Disclosure"); and (E) the Sub-Adviser is legally entitled to grant, and hereby grants, such rights to the Adviser and/or the Trust with respect to the use of the Data in the Public Disclosure, including with respect to any Public Disclosure filed with the Commission prior to the date hereof.

Section 3. Delivery of Documents to the Sub-Adviser. The Adviser has furnished the Sub-Adviser with true, correct and complete copies of the following documents:

(a) The Declaration of Trust, as in effect on the date hereof;
(b) The Registration Statement filed with the Commission under the 1940 Act, including the form of prospectus related to the Fund included therein;
(c) The Advisory Agreement; and
(d) Written guidelines, policies and procedures adopted by the Trust.

The Adviser will furnish the Sub-Adviser with all future amendments and supplements to the foregoing as soon as practicable after such documents become available. The Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

Sub-Adviser shall not be responsible for compliance with any document, materials, instruction or other information not provided to Sub-Adviser in a timely manner until a reasonable time after receipt of same by Sub-Adviser.

The Sub-Adviser shall furnish the Adviser with written certifications, in such form as the Adviser shall reasonably request in writing, that it has received and reviewed the most recent version of the foregoing documents provided by the Adviser and that it will comply with such documents in the performance of its obligations under this Agreement.

Section 4. Delivery of Documents to the Adviser. The Sub-Adviser has furnished, and in the future will furnish, the Adviser with true, correct and complete copies of each of the following documents:

(a) The Sub-Adviser's most recent Form ADV;
(b) The Sub-Adviser's most recent balance sheet; and
(c) The current Code of Ethics of the Sub-Adviser, adopted pursuant to Rule 17j-1 under the 1940 Act, and annual certifications regarding compliance with such Code.

In addition, the Sub-Adviser will furnish the Adviser with (i) a summary of the results of any future examination of the Sub-Adviser by the Commission or other regulatory agency with respect to the Sub-Adviser's activities hereunder; and (ii) copies of its policies and procedures adopted pursuant to Rule 206(4)-7 under the Advisers Act.

The Sub-Adviser will furnish the Adviser with all such documents as soon as practicable after such documents become available to the Sub-Adviser, to the extent that such documents have been changed materially. The Sub-Adviser shall furnish the Adviser with any further documents, materials or information as the Adviser may reasonably request in connection with Sub-Adviser's performance of its duties under this Agreement, including, but not limited to, information regarding the Sub-Adviser's financial condition, level of insurance coverage and any certifications or sub-certifications which may reasonably be requested in connection with Fund registration statements, Form N-CSR filings or other regulatory filings, and which are appropriately limited to Sub-Adviser's responsibilities under this Agreement.

Section 5. Control by Board. As is the case with respect to the Adviser under the Advisory Agreement, any investment activities undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Fund, shall at all times be subject to the direction and control of the Trust's Board.

Section 6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times comply with:

(a) investment guidelines, policies and restrictions established by the Board that have been communicated in writing to the Sub-Adviser;

(b) all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder;

(c) the Registration Statement of the Trust, as it may be amended from time to time, filed with the Commission under the Securities Act and the 1940 Act and delivered to the Sub-Adviser;

(d) the provisions of the Declaration of Trust of the Trust, as it may be amended or supplemented from time to time and delivered to the Sub-Adviser;

(e) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Trust or the Fund, and any rules and regulations adopted thereunder; and

(f) any other applicable provisions of state or federal law, and any rules and regulations adopted thereunder.

Section 7. Proxies. The Adviser shall have responsibility to vote proxies solicited with respect to issuers of securities in which assets of the Fund are invested from time to time in accordance with the Trust's policies on proxy voting. The Sub-Adviser will provide, when requested in writing by the Adviser, information on a particular issuer to assist the Adviser in the voting of a proxy.

Section 8. Expenses. All of the ordinary business expenses incurred in the operations of the Fund and the offering of its shares shall be borne by the Fund unless specifically provided otherwise in this Agreement. The expenses borne by the Fund include, but are not limited to, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and shareholder service agent costs, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to Board and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Fund in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Fund's shareholders.

The Sub-Adviser shall pay its own expenses in connection with the services to be provided by it pursuant to this Agreement. In addition, the Sub-Adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Adviser or the Trust: (a) to amend the Trust's registration statement (other than as part of a normal annual updating of the registration statement) or supplement the Fund's prospectus, and circulate the same, solely to reflect a change in the personnel of the Sub-Adviser responsible for making investment decisions in relation to the Fund; or (b) to obtain shareholder approval of a new sub-advisory agreement as a result of a "change in control" (as such term is interpreted under the 1940 Act) of the Sub-Adviser, or to otherwise comply with the 1940 Act, the Securities Act, or any other applicable statute, law, rule or regulation, as a result of such change.

Section 9. Compensation. As compensation for the sub-advisory services provided under this Agreement, the Adviser shall pay the Sub-Adviser fees, payable monthly, at the annual rates indicated on Appendix B hereto, as such Schedule may be amended or supplemented as agreed to in writing by the parties from time to time. It is understood that the Adviser shall be responsible for the Sub-Adviser's fee for its services hereunder, and the Sub-Adviser agrees that it shall have no claim against the Trust or the Fund with respect to compensation under this Agreement.

Section 10. Standard of Care. The Trust and the Adviser will expect of the Sub-Adviser, and the Sub-Adviser will give the Trust and the Adviser the benefit of, the Sub-Adviser's best judgment and efforts in rendering its services to the Trust, and the Sub-Adviser shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be subject to liability to the Adviser, to the Trust or to any shareholders in the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Notwithstanding the foregoing, the Sub-Adviser shall be responsible for the accuracy and completeness (and liability for the lack thereof) of the statements and Data (only if Sub-Adviser furnishes to Adviser or the Trust any such Data for inclusion in Fund documents) furnished by the Sub-Adviser for use by the Adviser in the Fund's offering materials (including the prospectus, the statement of additional information, advertising and sales materials) and any proxy statements that pertain to the Sub-Adviser, the portfolio managers of the Fund and the investment of the Fund's assets.

Nothing in this Agreement (including Sections 10, 15 or 16 of this Agreement) shall be construed to relieve either the Sub-Adviser or the Adviser of any claims or liability arising under federal securities laws or any non-waivable provisions of any other federal or state laws.

Section 11. Non-Exclusivity. The services of the Sub-Adviser to the Adviser and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

It is understood that the Sub-Adviser performs investment advisory services for various clients, including accounts of clients in which the Sub-Adviser or associated persons have a beneficial interest. The Sub-Adviser may give advice and take action in the performance of its duties with respect to any of its other clients, which may differ from the advice given, or the timing or nature of action taken, with respect to the assets of the Fund. Nothing in this Agreement shall be deemed to impose upon the Sub-Adviser any obligation to purchase or sell for the Fund any security or other property that the Sub-Adviser purchases or sells for its own accounts or for the account of any other client.

Any information or recommendations supplied by the Sub-Adviser to the Adviser or the Trust in connection with the performance of its obligations hereunder shall be treated as confidential and for use by the Adviser, the Trust or such persons as they may designate, solely in connection with the Fund, except as required by applicable law or as otherwise provided hereunder, it being understood and agreed that the Adviser, Sub-Adviser and the Trust may only disclose Fund portfolio holdings information in accordance with the Trust's policies and procedures governing the disclosure of Fund portfolio holdings, as amended or supplemented from time to time. Information supplied by the Adviser or the Trust to the Sub-Adviser in connection with performing its obligations under this Agreement shall be treated by the Sub-Adviser as confidential and for use by the Sub-Adviser solely in connection with the Fund and the performance of the Sub-Adviser's obligations hereunder.

Section 12. Records. In addition to any duties under Section 2(d) of this Agreement, the Sub-Adviser shall, with respect to orders the Sub-Adviser places for the purchase and sale of portfolio securities of the Fund, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act, as well as trade tickets and confirmations of portfolio trades, and such other records as the Adviser reasonably requests to be maintained. All such records shall be maintained in a form reasonably acceptable to the Adviser and the Trust and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Trust, and will be made available for inspection by the Trust and its authorized representatives (including the Adviser). The Sub-Adviser shall promptly, upon the Trust's written request, surrender to the Trust those records that are the property of the Trust or the Fund; provided, however, that the Sub-Adviser may retain copies of such records.

Section 13. Term and Approval. This Agreement shall become effective immediately upon termination of the Previous Sub-Advisory Agreement. Unless sooner terminated, this Agreement shall terminate at the end of the 150th day following the date on which the Previous Sub-Advisory Agreement terminated.

Section 14. Termination. This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of the Fund's outstanding voting securities, or by the Adviser or Sub-Adviser upon sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or applied by the Commission staff in no-action letters, issued under the 1940 Act.

This Agreement shall terminate immediately upon the execution of a Sub-Advisory Agreement between the Adviser and Sub-Adviser in respect of the Fund that has been approved by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

This Agreement may also be terminated immediately by the Adviser, the Sub-Adviser or the Trust in the event that a respective party: (i) breaches a material term of this Agreement; or (ii) commits a material violation of any governing law or regulation; or (iii) engages in conduct that would have a material adverse effect upon the reputation or business prospects of a respective party.

Section 15. Indemnification by the Sub-Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Trust or the Adviser, or any of their respective officers, directors, employees, affiliates or agents, the Trust and the Adviser, respectively, shall not be responsible for, and the Sub-Adviser hereby agrees to indemnify and hold harmless the Trust and the Adviser and their respective officers, directors, employees, affiliates and agents (severally, but not jointly) against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses, liability, claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising out of or attributable to the willful misfeasance, bad faith, grossly negligent acts or reckless disregard of obligations or duties hereunder or the breach of any representation and warranty hereunder on the part of the Sub-Adviser or any of its officers, directors, employees affiliates or agents. Notwithstanding the foregoing, the Sub-Adviser shall not be liable hereunder for any losses or damages resulting from the Sub-Adviser's adherence to the Adviser's written instructions, or for any action or inaction by the Sub-Adviser consistent with the Standard of Care described in Section 10 of this Agreement.

Section 16. Indemnification by the Adviser. Provided that the conduct of the Sub-Adviser, its partners, employees, affiliates and agents is consistent with the Standard of Care described in Section 10 of this Agreement, the Sub-Adviser shall not be responsible for, and the Adviser hereby agrees to indemnify and hold harmless the Sub-Adviser, its partners, employees, affiliates and agents against any and all losses, damages, costs, charges, reasonable counsel fees and expenses, payments, expenses, liability, claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, relating to the Sub-Adviser's act(s) or omission(s) in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security for the Fund in accordance with the terms of this Agreement, or arising out of or attributable to conduct of the Adviser relating to: (i) the advertising, solicitation, sale, purchase or pledge of securities, whether of the Fund or other securities, undertaken by the Fund, its officers, directors, employees, affiliates or agents, (ii) any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Fund or the Adviser, respectively, or their respective officers, directors, employees, affiliates or agents, or (iii) the willful misfeasance, bad faith, grossly negligent acts or reckless disregard of obligations or duties hereunder on the part of the Fund or the Adviser, respectively, or their respective officers, directors, employees, affiliates or agents.

Section 17. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust shall be 200 Berkeley Street, Boston, Massachusetts 02116, Attention: Michael H. Koonce, and that of the Adviser shall be 200 Berkeley Street, Boston, Massachusetts 02116, Attention: Michael H. Koonce, and that of the Sub-Adviser shall be 525 Market Street, 12th Floor, San Francisco, California 94105, Attention: C. David Messman.

Section 18. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, or interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware to the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted.

Section 19. Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the Fund. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board, the Adviser and the Sub-Adviser.

Section 20. Evergreen Name. The Sub-Adviser and the Trust each agree that the name "Evergreen," which comprises a component of the Trust's name, and "Wells Fargo" each is a property right of the parent of the Adviser. The Trust agrees and consents that: (i) it will use the words "Evergreen" as a component of its corporate name, the name of any series or class, or all of the above, and for no other purpose (or if in the future it ever includes "Wells Fargo" as a component of its corporate name, the name of any series or class, or all of the above, it will do so for no other purpose); (ii) it will not grant to any third party the right to use the name "Evergreen" or "Wells Fargo" for any purpose; (iii) the Adviser or any corporate affiliate of the Adviser may use or grant to others the right to use the words "Evergreen," "Wells Fargo," or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, other than a grant of such right to another registered investment company not advised by the Adviser or one of its affiliates; and (iv) in the event that the Adviser or an affiliate thereof is no longer acting as investment adviser to the Fund, the Trust shall, upon request by the Adviser, promptly take such action as may be necessary to change its corporate name to one not containing the words "Evergreen" or "Wells Fargo" and following such change, shall not use the words "Evergreen," "Wells Fargo," or any combination thereof, as a part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its trustees, officers and shareholders to take any and all actions that the Adviser may request to effect the foregoing and to reconvey to the Adviser any and all rights to such words. The Sub-Adviser may include the Fund in its representative client list.

Section 21. Risk Acknowledgement. The Sub-Adviser does not guarantee the future performance of the Fund, the success of any investment decision or strategy that the Sub-Adviser may use, or the success of the Sub-Adviser's overall management of the Fund. Each of the Trust and the Adviser understand that investment decisions made for the Fund by the Sub-Adviser are subject to various market, currency, economic and business risks, and that those investment decisions will not always be profitable. The Sub-Adviser will only be responsible for providing the advisory services specified in Section 2(a) above.

Section 22. Authority to Execute Agreement. Each of the individuals whose signature appears below represents and warrants that he or she has full authority to execute this Agreement on behalf of the party on whose behalf he or she has affixed his or her signature to this Agreement. The Trust and the Adviser will deliver to the Sub-Adviser such evidence of its authority with respect to this Agreement as Sub-Adviser may reasonably require. The Sub-Adviser will deliver to the Trust and the Adviser such evidence of its authority with respect to this Agreement as the Trust or the Adviser may reasonably require.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in triplicate by their respective officers on the day and year first written above.

EVERGREEN VARIABLE ANNUITY TRUST
on behalf of the Fund

By: /s/ Maureen E. Towle
Maureen E. Towle
Assistant Secretary

EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

By: /s/ Catherine F. Kennedy
Catherine F. Kennedy
Vice President

WELLS CAPITAL MANAGEMENT INCORPORATED

By: /s/ Matt Marotz
Matt Marotz
Vice President

APPENDIX A

WELLS CAPITAL MANAGEMENT INCORPORATED
SUB-ADVISORY AGREEMENT
EVERGREEN VARIABLE ANNUITY TRUST

Evergreen VA Core Bond Fund

Approved by the Board of Trustees: December 1, 2009

APPENDIX B

WELLS CAPITAL MANAGEMENT INCORPORATED
SUB-ADVISORY AGREEMENT
FEE AGREEMENT
EVERGREEN VARIABLE ANNUITY TRUST

This fee agreement is effective as of the 1st day of December, 2009, by and between Evergreen Variable Annuity Trust (the "Trust"), Evergreen Investment Management Company, LLC (the "Adviser") and Wells Capital Management Incorporated (the "Sub-Adviser").

WHEREAS, the parties have entered into an Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") whereby the Sub-Adviser provides management and other services to the series of the Trust listed in Appendix A to the Sub-Advisory Agreement (the "Fund"); and

WHEREAS, the Sub-Advisory Agreement provides that the fees to be paid to the Sub-Adviser are to be as indicated on this Appendix B;

NOW THEREFORE, the parties agree that the fees to be paid to the Sub-Adviser under the Sub-Advisory Agreement shall be calculated and paid on a monthly basis by applying the annual rates indicated below to the average daily net assets of the Fund throughout the month:

As compensation for the Sub-Adviser's services to Evergreen VA Core Bond Fund during the period of this Agreement, the Adviser will pay to the Sub-Adviser a fee at the annual rate of 0.00%.

If the Sub-Adviser shall provide management and other services for less than the whole of a month, the foregoing compensation shall be prorated based on the number of days in the month that such Sub-Adviser provided management and other services to the Fund.

The foregoing fee schedule is agreed to as of this 1st day of December, 2009, and shall remain in effect until agreed and changed in writing by the parties.

EVERGREEN VARIABLE ANNUITY TRUST
on behalf of the Fund

By: /s/ Maureen E. Towle
Maureen E. Towle
Assistant Secretary

EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

By: /s/ Catherine F. Kennedy
Catherine F. Kennedy
Vice President

WELLS CAPITAL MANAGEMENT INCORPORATED

By: /s/ Matt Marotz
Matt Marotz
Vice President

C)  FORM OF NEW SUB-ADVISORY AGREEMENT

This AGREEMENT is made as of this [___] day of [______, 20__], by and among [Evergreen Fixed Income Trust]/[Evergreen Select Fixed Income Trust]/[Evergreen Variable Annuity Trust] (the "Trust"), a statutory trust organized under the laws of the State of Delaware with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116, Evergreen Investment Management Company, LLC (the "Adviser"), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116, and Wells Capital Management Incorporated (the "Sub-Adviser"), a corporation organized under the laws of the State of California, with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105.

WHEREAS, the Adviser and the Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Trust is engaged in business as an open-end investment company with one or more series of shares and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Trust's Board of Trustees (the "Board") has engaged the Adviser to perform investment advisory services for each series of the Trust under the terms of an investment advisory and management agreement, dated [_____], 2009, between the Adviser and the Trust (the "Advisory Agreement"); and

WHEREAS, the Adviser has retained Tattersall Advisory Group, Inc. [and First International Advisors, LLC (for Evergreen Core Plus Bond Fund only)] to provide sub-advisory services to the series of the Trust listed in Appendix A hereto as it may be amended from time to time pursuant to a Sub-Advisory Agreement dated ___________, 200 [and, in the case of First International Advisors, LLC, a Sub-Advisory Agreement dated , 2009] (the "Previous Sub-Advisory Agreement"); and

WHEREAS, each of the Previous Sub-Advisory Agreement terminated on November 30, 2009 because its continuance beyond that date was not approved by the Board; and

WHEREAS, the Adviser, acting pursuant to the Advisory Agreement, wishes to retain the Sub-Adviser, and the Board has approved the retention of the Sub-Adviser, to provide investment advisory services to the series of the Trust listed in Appendix A hereto as it may be amended from time to time (the "Fund"), and the Sub-Adviser is willing to provide those services on the terms and conditions set forth in this Agreement.

NOW THEREFORE, the Trust, the Adviser and Sub-Adviser agree as follows:

Section 1. Appointment of Sub-Adviser. The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended or supplemented from time to time, By-Laws (if any) and Registration Statement filed with the Securities and Exchange Commission (the "Commission") under the 1940 Act and the Securities Act of 1933 (the "Securities Act"), including any representations made in the prospectus and statement of additional information relating to the Fund contained therein and as may be amended or supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Board.

Subject to the direction and control of the Board, the Adviser manages the investment and reinvestment of the assets of the Fund and provides for certain management and other services as specified in the Advisory Agreement.

Subject to the direction and control of the Board and the Adviser, the Sub-Adviser shall manage the investment and reinvestment of the assets of the Fund as specified in this Agreement, and shall provide the management and other services specified below in Section 2(a), all in such manner and to such extent as may be directed in writing from time to time by the Adviser. Notwithstanding anything in this Agreement to the contrary, the Adviser shall be responsible for compliance with any statute, rule, regulation, guideline or investment restriction that applies to the Fund's investment portfolio and the Sub-Adviser's responsibility and liability shall be limited to following any written instruction the Sub-Adviser receives from the Adviser.

The investment authority granted to the Sub-Adviser shall include the authority to exercise whatever powers the Trust may possess with respect to any of its assets held by the Fund, including, but not limited to, the power to exercise rights, options, warrants, conversion privileges, redemption privileges, and to tender securities pursuant to a tender offer. The Sub-Adviser shall not, however, be responsible for voting proxies, for participating in class actions and/or other legal proceedings on behalf of the Fund, but will provide such assistance as is reasonably requested in writing by the Adviser.

Section 2. Duties, Representations and Warranties of the Sub-Adviser.

(a) The Sub-Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the Fund. To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Fund. In all purchases, sales and other transactions in securities and other assets for the Fund, the Sub-Adviser is authorized to exercise full discretion and act for the Trust and instruct the Fund's custodian (the "Custodian") in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

The Sub-Adviser acknowledges that the Fund and other mutual funds and investment companies advised by the Adviser (collectively, the "fund complex") may engage in transactions with certain sub-advisers in the fund complex (and their affiliated persons) in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act. Accordingly, the Sub-Adviser hereby agrees that it will not consult with any other sub-adviser of a fund in the fund complex, or an affiliated person of a sub-adviser, concerning transactions for a fund in securities or other fund assets. With respect to a multi-managed Fund, the Sub-Adviser shall be limited to managing only the discrete portion of the Fund's portfolio as may be determined from time-to-time by the Board or the Adviser, and shall not consult with any other sub-adviser as to any other portion of the Fund's portfolio concerning transactions for the Fund in securities or other Fund assets.

(b) Following the close of each calendar quarter, the Sub-Adviser will report to the Board regarding the investment performance of the Fund since the prior report, and will also keep the Board informed of important developments known by it to affect the Trust, the Fund and the Sub-Adviser, and on its own initiative will furnish the Board and the Adviser from time to time with such information as the Sub-Adviser, in its sole discretion, believes appropriate, whether concerning the individual companies whose securities are held by a Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Fund maintains investments. The Sub-Adviser will also furnish the Board and the Adviser with such statistical and analytical information with respect to securities held by the Fund as the Sub-Adviser, in its sole discretion, believes appropriate or as the Board or the Adviser may reasonably request in writing.

The Sub-Adviser shall promptly notify the Adviser of (i) any material changes regarding the Sub-Adviser that would impact disclosure in the Trust's Registration Statement or the Sub-Adviser's ability to perform its obligations hereunder, or (ii) any material violation of any requirement, provision, policy or restriction that the Sub-Adviser is required to comply with under Section 6 of this Agreement. The Sub-Adviser shall, within two business days, notify both the Adviser and the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Adviser, the Fund or the Trust. The Sub-Adviser, upon the written request of the Custodian, shall reasonably cooperate with the Custodian in the Custodian's processing of class actions or other legal proceedings relating to the holdings (historical and/or current) of the Fund.

(c) The Sub-Adviser may from time to time employ or sub-contract the services of certain persons as the Sub-Adviser believes to be appropriate or necessary to assist in the execution of the Sub-Adviser's duties hereunder; provided, however, that the employment of or sub-contracting to any such person shall not relieve the Sub-Adviser of its responsibilities or liabilities hereunder. The cost of performance of such duties shall be borne and paid by the Sub-Adviser. No obligation may be imposed on the Trust in any such respect.

The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the execution of its duties and obligations hereunder. The appropriate personnel of the Sub-Adviser will be made available to consult with the Adviser, the Trust and the Board at reasonable times and upon reasonable notice concerning the business of the Trust.

(d) The Sub-Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. Upon the Trust's reasonable request, the Sub-Adviser also shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all other documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be prepared and maintained by the Trust. The books and records required to be maintained by the Trust which are in the possession of the Sub-Adviser shall be the property of the Trust; provided, however, that if the Sub-Adviser also is required to prepare and maintain any such books and records to satisfy its own recordkeeping requirements, such books and records shall constitute the property of each of the Trust and the Sub-Adviser. The Trust, or the Trust's authorized representatives (including the Adviser), shall have access to such books and records at all times during the Sub-Adviser's normal business hours. Upon the reasonable written request of the Trust, copies of any such books and records shall be provided promptly by the Sub-Adviser to the Trust or the Trust's authorized representatives.

(e) The Sub-Adviser represents and warrants to the Adviser and the Trust that: (i) the retention of the Sub-Adviser as contemplated by this Agreement is authorized by the Sub-Adviser's governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which the Sub-Adviser or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of the Sub-Adviser and when executed and delivered by the Sub-Adviser will be the legal, valid and binding obligation of the Sub-Adviser, enforceable against the Sub-Adviser in accordance with the terms hereof, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) if Sub-Adviser furnishes to Adviser or the Trust the Sub-Adviser's composite performance record for inclusion in Fund documents, (A) any composite performance record of the Sub-Adviser's executive officers furnished to the Adviser and the Trust in writing prior to the date hereof (the "Data") is true and correct, and has been prepared in accordance with applicable laws, rules, regulations, interpretations and in accordance with industry guidelines and standards with respect to standardized performance information; (B) there is no information material to an understanding of the Data which the Sub-Adviser has not provided in writing to the Adviser prior to the date hereof; (C) the accounts included in the Data include all fully discretionary accounts managed by the Sub-Adviser's executive officers designated to act as portfolio managers of the Fund over the period covered that have investment objectives, policies and strategies that are substantially similar to those that will be followed by the Fund as approved by the Board; (D) the Sub-Adviser has the right, free from any legal or contractual restrictions thereon, to the use, reproduction, and incorporation of the Data in the public disclosure or marketing materials of the Fund, including the prospectus and the statement of additional information and any proxy statements (the "Public Disclosure"); and (E) the Sub-Adviser is legally entitled to grant, and hereby grants, such rights to the Adviser and/or the Trust with respect to the use of the Data in the Public Disclosure, including with respect to any Public Disclosure filed with the Commission prior to the date hereof.

Section 3. Delivery of Documents to the Sub-Adviser. The Adviser has furnished the Sub-Adviser with true, correct and complete copies of the following documents:

(a) The Declaration of Trust, as in effect on the date hereof;
(b) The Registration Statement filed with the Commission under the 1940 Act, including the form of prospectus related to the Fund included therein;
(c) The Advisory Agreement; and
(d) Written guidelines, policies and procedures adopted by the Trust.

The Adviser will furnish the Sub-Adviser with all future amendments and supplements to the foregoing as soon as practicable after such documents become available. The Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

Sub-Adviser shall not be responsible for compliance with any document, materials, instruction or other information not provided to Sub-Adviser in a timely manner until a reasonable time after receipt of same by Sub-Adviser.

The Sub-Adviser shall furnish the Adviser with written certifications, in such form as the Adviser shall reasonably request in writing, that it has received and reviewed the most recent version of the foregoing documents provided by the Adviser and that it will comply with such documents in the performance of its obligations under this Agreement.

Section 4. Delivery of Documents to the Adviser. The Sub-Adviser has furnished, and in the future will furnish, the Adviser with true, correct and complete copies of each of the following documents:

(a) The Sub-Adviser's most recent Form ADV;
(b) The Sub-Adviser's most recent balance sheet; and
(c) The current Code of Ethics of the Sub-Adviser, adopted pursuant to Rule 17j-1 under the 1940 Act, and annual certifications regarding compliance with such Code.
In addition, the Sub-Adviser will furnish the Adviser with (i) a summary of the results of any future examination of the Sub-Adviser by the Commission or other regulatory agency with respect to the Sub-Adviser's activities hereunder; and (ii) copies of its policies and procedures adopted pursuant to Rule 206(4)-7 under the Advisers Act.

The Sub-Adviser will furnish the Adviser with all such documents as soon as practicable after such documents become available to the Sub-Adviser, to the extent that such documents have been changed materially. The Sub-Adviser shall furnish the Adviser with any further documents, materials or information as the Adviser may reasonably request in connection with Sub-Adviser's performance of its duties under this Agreement, including, but not limited to, information regarding the Sub-Adviser's financial condition, level of insurance coverage and any certifications or sub-certifications which may reasonably be requested in connection with Fund registration statements, Form N-CSR filings or other regulatory filings, and which are appropriately limited to Sub-Adviser's responsibilities under this Agreement.

Section 5. Control by Board. As is the case with respect to the Adviser under the Advisory Agreement, any investment activities undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Fund, shall at all times be subject to the direction and control of the Trust's Board.

Section 6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times comply with:

(a) investment guidelines, policies and restrictions established by the Board that have been communicated in writing to the Sub-Adviser;

(b) all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder;

(c) the Registration Statement of the Trust, as it may be amended from time to time, filed with the Commission under the Securities Act and the 1940 Act and delivered to the Sub-Adviser;

(d) the provisions of the Declaration of Trust of the Trust, as it may be amended or supplemented from time to time and delivered to the Sub-Adviser;

(e) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Trust or the Fund, and any rules and regulations adopted thereunder; and

(f) any other applicable provisions of state or federal law, and any rules and regulations adopted thereunder.

Section 7. Proxies. The Adviser shall have responsibility to vote proxies solicited with respect to issuers of securities in which assets of the Fund are invested from time to time in accordance with the Trust's policies on proxy voting. The Sub-Adviser will provide, when requested in writing by the Adviser, information on a particular issuer to assist the Adviser in the voting of a proxy.

Section 8. Expenses. All of the ordinary business expenses incurred in the operations of the Fund and the offering of its shares shall be borne by the Fund unless specifically provided otherwise in this Agreement. The expenses borne by the Fund include, but are not limited to, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and shareholder service agent costs, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to Board and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Fund in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Fund's shareholders.

The Sub-Adviser shall pay its own expenses in connection with the services to be provided by it pursuant to this Agreement. In addition, the Sub-Adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Adviser or the Trust: (a) to amend the Trust's registration statement (other than as part of a normal annual updating of the registration statement) or supplement the Fund's prospectus, and circulate the same, solely to reflect a change in the personnel of the Sub-Adviser responsible for making investment decisions in relation to the Fund; or (b) to obtain shareholder approval of a new sub-advisory agreement as a result of a "change in control" (as such term is interpreted under the 1940 Act) of the Sub-Adviser, or to otherwise comply with the 1940 Act, the Securities Act, or any other applicable statute, law, rule or regulation, as a result of such change.

Section 9. Compensation. As compensation for the sub-advisory services provided under this Agreement, the Adviser shall pay the Sub-Adviser fees, payable monthly, at the annual rates indicated on Appendix B hereto, as such Schedule may be amended or supplemented as agreed to in writing by the parties from time to time. It is understood that the Adviser shall be responsible for the Sub-Adviser's fee for its services hereunder, and the Sub-Adviser agrees that it shall have no claim against the Trust or the Fund with respect to compensation under this Agreement.

Section 10. Standard of Care. The Trust and the Adviser will expect of the Sub-Adviser, and the Sub-Adviser will give the Trust and the Adviser the benefit of, the Sub-Adviser's best judgment and efforts in rendering its services to the Trust, and the Sub-Adviser shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be subject to liability to the Adviser, to the Trust or to any shareholders in the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Notwithstanding the foregoing, the Sub-Adviser shall be responsible for the accuracy and completeness (and liability for the lack thereof) of the statements and Data (only if Sub-Adviser furnishes to Adviser or the Trust any such Data for inclusion in Fund documents) furnished by the Sub-Adviser for use by the Adviser in the Fund's offering materials (including the prospectus, the statement of additional information, advertising and sales materials) and any proxy statements that pertain to the Sub-Adviser, the portfolio managers of the Fund and the investment of the Fund's assets.

Nothing in this Agreement (including Sections 10, 15 or 16 of this Agreement) shall be construed to relieve either the Sub-Adviser or the Adviser of any claims or liability arising under federal securities laws or any non-waivable provisions of any other federal or state laws.

Section 11. Non-Exclusivity. The services of the Sub-Adviser to the Adviser and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

It is understood that the Sub-Adviser performs investment advisory services for various clients, including accounts of clients in which the Sub-Adviser or associated persons have a beneficial interest. The Sub-Adviser may give advice and take action in the performance of its duties with respect to any of its other clients, which may differ from the advice given, or the timing or nature of action taken, with respect to the assets of the Fund. Nothing in this Agreement shall be deemed to impose upon the Sub-Adviser any obligation to purchase or sell for the Fund any security or other property that the Sub-Adviser purchases or sells for its own accounts or for the account of any other client.

Any information or recommendations supplied by the Sub-Adviser to the Adviser or the Trust in connection with the performance of its obligations hereunder shall be treated as confidential and for use by the Adviser, the Trust or such persons as they may designate, solely in connection with the Fund, except as required by applicable law or as otherwise provided hereunder, it being understood and agreed that the Adviser, the Sub-Adviser and the Trust may only disclose Fund portfolio holdings information in accordance with the Trust's policies and procedures governing the disclosure of Fund portfolio holdings, as amended or supplemented from time to time. Information supplied by the Adviser or the Trust to the Sub-Adviser in connection with performing its obligations under this Agreement shall be treated by the Sub-Adviser as confidential and for use by the Sub-Adviser solely in connection with the Fund and the performance of the Sub-Adviser's obligations hereunder.

Section 12. Records. In addition to the duties under Section 2(d) of this Agreement, the Sub-Adviser shall, with respect to orders the Sub-Adviser places for the purchase and sale of portfolio securities of the Fund, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act, as well as trade tickets and confirmations of portfolio trades, and such other records as the Adviser reasonably requests to be maintained. All such records shall be maintained in a form reasonably acceptable to the Adviser and the Trust and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Trust, and will be made available for inspection by the Trust and its authorized representatives (including the Adviser). The Sub-Adviser shall promptly, upon the Trust's written request, surrender to the Trust those records that are the property of the Trust or the Fund; provided, however, that the Sub-Adviser may retain copies of such records.

Section 13. Term and Approval. This Agreement shall become effective with respect to the Fund after it is approved in accordance with the express requirements of the 1940 Act, and executed by the Fund, Adviser and Sub-Adviser and shall thereafter continue from year to year, provided that the continuation of the Agreement is approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

(a) (i) by the Fund's Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of the Fund (as defined in Section 2(a)(42) of the 1940 Act, and
(b) by the affirmative vote of a majority of the Fund's Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Fund), by votes cast in person at a meeting specifically called for such purpose.

Section 14. Termination. This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of the Fund's outstanding voting securities, or by the Adviser or Sub-Adviser upon sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or applied by the Commission staff in no-action letters, issued under the 1940 Act.

This Agreement may also be terminated immediately by the Adviser, the Sub-Adviser or the Trust in the event that a respective party: (i) breaches a material term of this Agreement; or (ii) commits a material violation of any governing law or regulation; or (iii) engages in conduct that would have a material adverse effect upon the reputation or business prospects of a respective party.

Section 15. Indemnification by the Sub-Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Trust or the Adviser, or any of their respective officers, directors, employees, affiliates or agents, the Trust and the Adviser, respectively, shall not be responsible for, and the Sub-Adviser hereby agrees to indemnify and hold harmless the Trust and the Adviser and their respective officers, directors, employees, affiliates and agents (severally, but not jointly) against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses, liability, claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising out of or attributable to the willful misfeasance, bad faith, grossly negligent acts or reckless disregard of obligations or duties hereunder or the breach of any representation and warranty hereunder on the part of the Sub-Adviser or any of its officers, directors, employees affiliates or agents. Notwithstanding the foregoing, the Sub-Adviser shall not be liable hereunder for any losses or damages resulting from the Sub-Adviser's adherence to the Adviser's written instructions, or for any action or inaction by the Sub-Adviser consistent with the Standard of Care described in Section 10 of this Agreement.

Section 16. Indemnification by the Adviser. Provided that the conduct of the Sub-Adviser, its partners, employees, affiliates and agents is consistent with the Standard of Care described in Section 10 of this Agreement, the Sub-Adviser shall not be responsible for, and the Adviser hereby agree to indemnify and hold harmless the Sub-Adviser, its partners, employees, affiliates and agents against any and all losses, damages, costs, charges, reasonable counsel fees and expenses, payments, expenses, liability, claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, relating to the Sub-Adviser's act(s) or omission(s) in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security for the Fund in accordance with the terms of this Agreement, or arising out of or attributable to conduct of the Adviser relating to: (i) the advertising, solicitation, sale, purchase or pledge of securities, whether of the Fund or other securities, undertaken by the Fund, its officers, directors, employees, affiliates or agents, (ii) any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Fund or the Adviser, respectively, or their respective officers, directors, employees, affiliates or agents, or (iii) the willful misfeasance, bad faith, grossly negligent acts or reckless disregard of obligations or duties hereunder on the part of the Fund or the Adviser, respectively, or their respective officers, directors, employees, affiliates or agents.

Section 17. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust shall be 200 Berkeley Street, Boston, Massachusetts 02116, Attention: [_____], and that of the Adviser shall be 200 Berkeley Street, Boston, Massachusetts 02116, Attention: [_____], and that of the Sub-Adviser shall be 525 Market Street, 12th Floor, San Francisco, California 94105, Attention: C. David Messman.

Section 18. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, or interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware to the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted.

Section 19. Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the Fund. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board, the Adviser and the Sub-Adviser.

Section 20. Evergreen Name. The Sub-Adviser and the Trust each agree that the name "Evergreen," which comprises a component of the Trust's name, and "Wells Fargo" each is a property right of the parent of the Adviser. The Trust agrees and consents that: (i) it will use the words "Evergreen" as a component of its corporate name, the name of any series or class, or all of the above, and for no other purpose (or if in the future it ever includes "Wells Fargo" as a component of its corporate name, the name of any series or class, or all of the above, it will do so for no other purpose); (ii) it will not grant to any third party the right to use the name "Evergreen" or "Wells Fargo" for any purpose; (iii) the Adviser or any corporate affiliate of the Adviser may use or grant to others the right to use the words "Evergreen," "Wells Fargo," or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, other than a grant of such right to another registered investment company not advised by the Adviser or one of its affiliates; and (iv) in the event that the Adviser or an affiliate thereof is no longer acting as investment adviser to the Fund, the Trust shall, upon request by the Adviser, promptly take such action as may be necessary to change its corporate name to one not containing the words "Evergreen" or "Wells Fargo" and following such change, shall not use the words "Evergreen," "Wells Fargo," or any combination thereof, as a part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its trustees, officers and shareholders to take any and all actions that the Adviser may request to effect the foregoing and to reconvey to the Adviser any and all rights to such words. The Sub-Adviser may include the Fund in its representative client list.

Section 21. Risk Acknowledgement. The Sub-Adviser does not guarantee the future performance of the Fund, the success of any investment decision or strategy that the Sub-Adviser may use, or the success of the Sub-Adviser's overall management of the Fund. Each of the Trust and the Adviser understand that investment decisions made for the Fund by the Sub-Adviser are subject to various market, currency, economic and business risks, and that those investment decisions will not always be profitable. The Sub-Adviser will only be responsible for providing the advisory services specified in Section 2(a) above.

Section 22. Authority to Execute Agreement. Each of the individuals whose signature appears below represents and warrants that he or she has full authority to execute this Agreement on behalf of the party on whose behalf he or she has affixed his or her signature to this Agreement. The Trust and the Adviser will deliver to the Sub-Adviser such evidence of its authority with respect to this Agreement as Sub-Adviser may reasonably require. The Sub-Adviser will deliver to the Trust and the Adviser such evidence of its authority with respect to this Agreement as the Trust or the Adviser may reasonably require.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in triplicate by their respective officers on the day and year first written above.

[EVERGREEN FIXED INCOME TRUST]/
[EVERGREEN SELECT FIXED INCOME TRUST]/
[EVERGREEN VARIABLE ANNUITY TRUST]
on behalf of the Fund[s]

By:
[Name]
[Title]
EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

By:
[Name]
[Title]
WELLS CAPITAL MANAGEMENT INCORPORATED

By:
[Name]
[Title]

APPENDIX A

WELLS CAPITAL MANAGEMENT INCORPORATED
SUB-ADVISORY AGREEMENT
[EVERGREEN FIXED INCOME TRUST]/[EVERGREEN SELECT FIXED INCOME TRUST]/[EVERGREEN VARIABLE ANNUITY TRUST]

[Evergreen Core Plus Bond Fund]
[Evergreen Core Bond Fund]
[Evergreen Short Intermediate Bond Fund]
[Evergreen VA Core Bond Fund]

Approved by the Board of Trustees: [_____], 2009

APPENDIX B

WELLS CAPITAL MANAGEMENT INCORPORATED
SUB-ADVISORY AGREEMENT
FEE AGREEMENT
[EVERGREEN FIXED INCOME TRUST]/[EVERGREEN SELECT FIXED INCOME TRUST]/[EVERGREEN VARIABLE ANNUITY TRUST]

This fee agreement is effective as of the [ ] day of [______], 2009, by and between [Evergreen Fixed Income Trust]/[Evergreen Select Fixed Income Trust]/[Evergreen Variable Annuity Trust] (the "Trust"), Evergreen Investment Management Company, LLC (the "Adviser") and Wells Capital Management Incorporated (the "Sub-Adviser").

WHEREAS, the parties have entered into an Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") whereby the Sub-Adviser provides management and other services to the series of the Trust listed in Appendix A to the Sub-Advisory Agreement (the "Fund"); and

WHEREAS, the Sub-Advisory Agreement provides that the fees to be paid to the Sub-Adviser are to be as indicated on this Appendix B;

NOW THEREFORE, the parties agree that the fees to be paid to the Sub-Adviser under the Sub-Advisory Agreement shall be calculated and paid on a monthly basis by applying the annual rates indicated below to the average daily net assets of the Fund throughout the month:

[As compensation for the Sub-Adviser's services to Evergreen Core Plus Bond Fund during the period of this Agreement, the Adviser will pay to the Sub-Adviser a fee at the annual rate of:

0.20% of the first $100 million, plus
0.175% of the next $200 million, plus
0.15% of the next $200 million, plus
0.10% of amounts over $500 million

computed as of the close of each business day.]

[As compensation for the Sub-Adviser's services to Evergreen Core Bond Fund during the period of this Agreement, the Adviser will pay to the Sub-Adviser a fee at the annual rate of:

0.20% of the first $100 million, plus
0.175% of the next $200 million, plus
0.15% of the next $200 million, plus
0.10% of amounts over $500 million

computed as of the close of each business day.]

[As compensation for the Sub-Adviser's services to Evergreen Short Intermediate Bond Fund during the period of this Agreement, the Adviser will pay to the Sub-Adviser a fee at the annual rate of:

0.20% of the first $100 million, plus
0.175% of the next $200 million, plus
0.15% of the next $200 million, plus
0.10% of amounts over $500 million

computed as of the close of each business day.]

[As compensation for the Sub-Adviser's services to Evergreen VA Core Bond Fund during the period of this Agreement, the Adviser will pay to the Sub-Adviser a fee at the annual rate of:

0.20% of the first $100 million, plus
0.175% of the next $200 million, plus
0.15% of the next $200 million, plus
0.10% of amounts over $500 million

computed as of the close of each business day.]

If the Sub-Adviser shall provide management and other services for less than the whole of a month, the foregoing compensation shall be prorated based on the number of days in the month that such Sub-Adviser provided management and other services to the Fund.

The foregoing fee schedule is agreed to as of this 1st day of December, 2009, and shall remain in effect until agreed and changed in writing by the parties.

[EVERGREEN FIXED INCOME TRUST]/
[EVERGREEN SELECT FIXED INCOME TRUST]/
[EVERGREEN VARIABLE ANNUITY TRUST]
on behalf of the Fund[s]

By:
[Name]
[Title]
EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

By:
[Name]
[Title]
WELLS CAPITAL MANAGEMENT INCORPORATED

By:
[Name]
[Title]

Exhibit C

TRUSTEES CONSIDERATIONS OF SUB-ADVISORY AGREEMENTS

Each year, as required by law, the Evergreen funds Board of Trustees determines whether to approve the continuation of the funds' investment advisory agreements. At an in person meeting on September 23-24, 2009, the Trustees, including a majority of the Trustees who are not "interested persons" (as that term is defined in the 1940 Act) of the Evergreen Funds (the "independent Trustees"), approved the continuation of the Fund's investment advisory agreements. The description below refers to the Trustees' process for considering, and conclusions regarding, all of the funds' agreements. In all of their deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds' investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors are required to furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. Over the course of the year preceding their September 2009 meeting, the Trustees regularly reviewed information regarding the investment performance of all of the funds. As part of their ongoing review of investment performance, the Trustees monitored for changes in performance and for the results of any changes in a fund's investment process or investment team. The Trustees paid particular attention to funds whose performance since September 2008 (when the Trustees completed their 2008 review of the funds' investment advisory agreements) indicated short-term or longer-term performance issues and to funds that they had identified during their 2008 review process as having short- or longer-term performance issues.

In spring 2009, a committee of the Board of Trustees (the "Committee"), working with EIMC management, determined generally the types of information the Trustees would review as part of the 2009 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC ("Keil") to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other areas of review and requested specific information as to those areas of review.

The Trustees formed small groups to review individual funds in greater detail. They reviewed, with the assistance of an independent industry consultant that they retained, the information that EIMC, the Sub-Advisor, and Keil provided. In addition, the Trustees considered information regarding, among other things, the funds' brokerage practices, the funds' use of derivatives, analyst and research support available to the portfolio management teams, risk management practices, and certain fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

In December 2008 Wells Fargo & Company ("Wells Fargo") acquired Wachovia Corporation ("Wachovia"), EIMC's parent company. Wells Fargo and EIMC have taken steps to combine the operations of Wells Fargo's investment management affiliates and EIMC during the past year and have proposed to the Trustees the combination of the mutual fund families managed by them. During the course of the year, and during their review, the Trustees requested and received information about Wells Fargo and its advisory and broker-dealer operations, the status of efforts to combine the Wells Fargo and Evergreen investment management operations, and the effects on the funds and on the services provided by EIMC and its affiliates to the funds. In their deliberations, the Trustees were mindful that it was possible that the proposed combination of the two fund families might be effected during the coming 12-month period.

The Committee met several times by telephone during the 2009 review process to consider the information provided to it. The Committee then met with representatives of EIMC and its affiliates, including Wells Fargo. In addition, during the course of their review, the Trustees discussed the continuation of the funds' advisory agreements with representatives of EIMC, and in meetings with independent legal counsel in multiple private sessions at which no personnel of EIMC were present. At a meeting of the full Board of Trustees held on September 23-24, 2009, the Committee reported the results of its discussions with EIMC. The full Board met with representatives of EIMC and its affiliates and engaged in further review of the materials provided to it, after which the independent Trustees and the full Board approved the continuation of each of the advisory and sub-advisory agreements.

The Trustees' determination to approve the continuation of the advisory and sub-advisory agreements was based on a comprehensive evaluation of all of the information provided to them. In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements for each of the funds as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees met periodically during the course of the year. EIMC presented a wide variety of information at those meetings regarding the services it provides for the funds, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds' investment results; the portfolio management teams for the funds and the experience of the members of the teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds, EIMC, and the funds' sub-advisors with applicable laws and regulations and with the funds' and EIMC's compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC and the sub-advisors. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2008. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new President of the funds, who also serves as President and Chief Operating Officer of EIMC, and a new Chief Investment Officer of EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of fees paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. They considered that EIS, an affiliate of EIMC, would serve as distributor to the funds until January 3, 2010, and that Wells Fargo Funds Distributor, LLC, also an affiliate of EIMC, would serve as distributor to the funds beginning on January 4, 2010, and noted that the distributor receives fees from the funds for those services. The Trustees also considered other so-called "fall-out" benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC on behalf of the funds and brokerage commissions received by Wells Fargo Advisors, LLC ("Wells Fargo Advisors") (formerly Wachovia Securities, LLC), an affiliate of EIMC, from transactions effected by it for the funds. The Trustees noted that the funds pay sub-transfer agency fees to various financial institutions, including Wells Fargo Advisors and its affiliates, that hold fund shares in omnibus accounts, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that the affiliate of EIMC that provides transfer agency services to the funds had won recognition from Dalbar for customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wells Fargo Advisors and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds' Rule 12b-1 plans) in respect of shares sold or held through them and that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

The Trustees considered regulatory actions taken against EIMC or its affiliates in the past year, and on-going reviews of the operations of EIMC and its affiliates as they might affect the funds. They considered the findings of the regulators, the cooperation of EIMC and its affiliates with those regulators and with the Trustees in respect of those actions and reviews, and the remedial steps EIMC and its affiliates have taken in response. They also considered the scope and nature of on-going reviews being conducted by EIMC and its affiliates, and communications to the Trustees relating to those reviews.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC, or EIMC and one or more sub-advisors, formulate and implement an investment program for the funds. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of each fund's portfolio management team and the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties.

The Trustees considered the managerial and financial resources available to EIMC and its affiliates and the commitment that the Evergreen/Wells Fargo organization has made to the funds generally. They considered assurances from representatives of Wells Fargo that the merger of Wells Fargo and Wachovia and the integration of those firms' advisory and broker-dealer operations was not expected to result in any adverse effect on the funds, on the quality and level of services that EIMC provides to the funds, or on the resources available to the funds and to EIMC, and that Wells Fargo is committed to continue providing the funds with high-quality services.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC's responsibilities to the funds. The Board and the independent Trustees concluded, within the context of their overall conclusions regarding the funds' advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by the sub-advisors and EIMC, including services provided by EIMC under its administrative services agreements with the funds. They determined that the nature and scope of the services provided by EIMC and the sub-advisors were consistent with EIMC's and the sub-advisor's respective duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. The Trustees discussed each fund's performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund's performance, the Trustees considered EIMC's explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund's management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. They noted that certain funds had implemented breakpoints in their advisory fee structure, which operate generally to reduce the effective management fee rate of a fund (as a percentage of fund assets) as the fund grows in size. They considered that, as a fund shrinks in size, breakpoints result in increasing fee levels. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by these funds.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund's advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on, among other things, the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability to EIMC of the services provided to any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

PROXY

EVERGREEN VA CORE BOND FUND

A series of Evergreen Variable Annuity Trust

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 15, 2010

The undersigned hereby appoints Sally E. Ganem, Catherine F. Kennedy, Michael H. Koonce, Lloyd Lipsett, Kevin J. Ouellette, Brian J. Montana, and Maureen E. Towle or any of them as Proxies of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of Evergreen VA Core Bond Fund (“VA Core Bond Fund”), a series of Evergreen Variable Annuity Trust, that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, of VA Core Bond Fund to be held at 10:00 a.m., Pacific time, on April 15, 2010, at the offices of Wells Fargo Advantage Funds®, 525 Market Street, San Francisco, California, 94105, as fully as the undersigned would be entitled to vote if personally present. If you wish to attend the Meeting in person, please call (866) 342-1635.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 15, 2010

You may obtain a copy of the prospectus/proxy statement and the accompanying Notice of Special Meeting of Shareholders without charge by visiting  www.proxyonline.com/docs/evergreen.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and the accompanying Prospectus/Proxy Statement, the terms of each of which are incorporated by reference.

THE BOARD OF TRUSTEES RECOMMENDs A VOTE “FOR” THE PROPOSAL.

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

Signature(s) and Title(s), if applicable                                    Date

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

▲  FOLDHERE  ▲

Three simple methods to vote your proxy:

Internet:

Log on to www.myproxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number and check digit found in the box at the right at the time you execute your vote.

Touchtone Phone	Simply dial toll-free [____________] and follow the automated instructions. Please have this proxy card available at the time of the call.
Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

TAGID:                                                                                                                                                                                   CUSIP:

           PROXY

EVERGREEN VA CORE BOND FUND

A series of Evergreen Variable Annuity Trust

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF EVERGREEN VARIABLE ANNUITY TRUST. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED BELOW OR FOR PROPOSAL 1 IF YOU SIGN, DATE AND RETURN THIS PROXY, BUT NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF EVERGREEN VARIABLE ANNUITY TRUST RECOMMENDS A VOTE FOR PROPOSAL 1.

THIS PROXY WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE AND APPLICABLE REDERAL SECURITIES LAWS.

  PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK.  DO NOT USE RED INK.

                                                                                                                                                                            FOR          AGAINST                                                                                                            ABSTAIN

  To consider and act upon the Investment Sub-Advisory Agreement between

  Evergreen Investment Management Company, LLC, Evergreen Variable Annuity

Trust, on behalf of Evergreen VA Core Bond Fund, and Wells Capital Management

  Incorporated.

                                                                                                                                                                       FOR        AGAINST                                                                                                               ABSTAIN

  To consider and vote upon such other matters as may properly come before said meeting or any adjournment or postponements thereof